MONEY MARKET FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUND

SUPPLEMENT DATED DECEMBER 14, 2020 TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE MONEY MARKET FUND EACH DATED JULY 31, 2020, AS SUPPLEMENTED

IMPORTANT INFORMATION

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved a Plan of Reorganization, which contemplates the reorganization of the Money Market Fund, a series of the Trust (the “Acquired Fund”), with and into the U.S. Government Money Market Fund, also a series of the Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). It is expected that the reorganization will occur in the second quarter of 2021, subject to the approval of the reorganization by the Acquired Fund’s shareholders and the satisfaction of certain conditions. The Plan of Reorganization will be submitted to shareholders of the Acquired Fund for approval at a special meeting of shareholders of the Acquired Fund. Shareholders of the Acquired Fund will receive a prospectus/proxy statement providing notice of the special meeting of shareholders and information regarding the terms of the reorganization and the Acquiring Fund.

After considering the recommendation of Northern Trust Investments, Inc. (“NTI”), the Funds’ investment adviser, the Board concluded that the reorganization would be in the best interests of each Fund and their shareholders and shareholders’ interests will not be diluted as a result of the reorganization. NTI expects that the reorganization will not be effected on a tax-free basis for federal income tax purposes. The reorganization is not expected to result in the recognition of capital gains or losses by shareholders of the Acquired Fund. Each Fund currently offers and redeems shares at $1.00 per share by valuing its portfolio investments at amortized cost. The Funds’ valuation policies are identical, and pursuant to the Plan of Reorganization shareholders of the Acquired Fund would receive a number of Acquiring Fund shares equal to the number of Acquired Fund shares they own immediately before the reorganization. The Funds will receive an opinion from counsel that the reorganization will not result in material adverse federal income tax consequences for Acquired Fund shareholders. The Acquired Fund may make distributions to shareholders of certain ordinary income and/or capital gains on or before the reorganization. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE ACQUIRED FUND AND THE TAX IMPACT OF THE REORGANIZATION OF THE ACQUIRED FUND.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT MM (12/20)

NORTHERN FUNDS PROSPECTUS